SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 9, 1997


                      DATAWATCH CORPORATION
     (Exact name of registrant as specified in its charter)



         DELAWARE              0-19960          02-0405716
    (State or other      (Commission file  (I.R.S. Employer
    jurisdiction of           number)       Identification
    incorporation or                             No.)
     organization)



     234 Ballardvale Street, Wilmington, MA           01887
    (Address of principal executive offices)        (Zip Code)



Registrant's telephone number including area code: (978) 988-9700



                    No change since last report
     (Former name or address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On October 9, 1997 (the "Closing Date"), Datawatch Corporation, a Delaware corporation ("Datawatch") and Pole Position Software GmbH, a corporation organized under the laws of the Federal Republic of Germany and an indirect wholly-owned subsidiary of Datawatch ("Pole Position;" Datawatch and Pole Position are hereinafter referred to collectively as the "Company"), entered into an Asset Purchase Agreement (the "Agreement") with Dr Solomon's Software, Inc., a Massachusetts corporation (the "Buyer"). A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

     Pursuant to the Agreement, the Company sold its Macintosh-based Virex anti-virus and netOctopus network management software products and certain assets (exclusive of accounts receivable outstanding as of the Closing Date) relating to these Macintosh products (collectively, the "Macintosh Business") in exchange for $16,750,000 (the "Purchase Price") in cash plus the assumption of certain liabilities relating to the Macintosh Business. The purchase price and terms of the acquisition were determined in arms-length negotiations between the parties.

     In the Agreement, the Company made various representations and warranties as to the Macintosh Business and have agreed to indemnify the Buyer for any breaches thereof. Under the terms of the Agreement, $1,675,000 is being held in escrow until October 9, 1998 for any claims that the Buyer may have in the future against the Company for any breaches of the representations and warranties in the Agreement. A copy of the Escrow Agreement is attached as Exhibit 2.2 to this Current Report on Form 8-K. The terms of the Agreement limit indemnifiable losses to 75% of the Purchase Price for claims made on or prior to the date six months after the Closing Date and to 50% of the Purchase Price for claims made after the date six months after the Closing Date and ending on the second anniversary of the Closing Date


Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Unaudited Pro Forma Combined Financial Information.

          It is impracticable to provide the pro forma financial information required by Item 7(b) of Form 8-K relating to the sale of the Macintosh Business at the time this report is filed. Such required pro forma financial information will be filed as soon as practicable, but not later than December 23, 1997.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated October 9, 1997, among Datawatch Corporation, Pole
               Position Software GmbH, and Dr Solomon's Software,
               Inc.

          2.2 Escrow Agreement, dated October 9, 1997, among Datawatch Corporation, Dr Solomon's
               Software, Inc. and State Street Bank and Trust
               Company.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DATAWATCH CORPORATION



                              By: /s/ Bruce R. Gardner
                                Bruce R. Gardner
                                Executive Vice President



Dated:  October 24, 1997

                              EXHIBIT INDEX


Exhibit No.                    Description
    2.1               Asset Purchase Agreement, dated October 9,
                      1997, among Datawatch Corporation, Pole
                      Position Software GmbH and Dr Solomon's
                      Software, Inc.

     2.2 Escrow Agreement, dated October 9, 1997, among Datawatch Corporation, Dr Solomon's
                      Software, Inc. and State Street Bank and
                      Trust Company.

          EXHIBITS AND SCHEDULES OMITTED IN ACCORDANCE
              WITH ITEM 601(B)(2) OF REGULATION S-K

     Pursuant to Article II of the Asset Purchase Agreement (the "Agreement") dated October 9, 1997 among Datawatch Corporation ("Datawatch"), Pole Position Software GmbH ("Pole Position") and Dr Solomon's Software, Inc., Datawatch and Pole Position listed various exceptions to certain representations and warranties made by them in the Agreement in a disclosure schedule which formed part of the Agreement; the disclosure schedule, however, is not required to be, and is not, filed as part of this Current Report on Form 8-K. In addition, there are certain exhibits listed on the table of contents to the Agreement which form part of the Agreement, but which also are not required to be, and are not, filed as part of this Current Report on Form 8-K. Datawatch will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission (the "Commission") upon the Commission's request; provided, however that Datawatch may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.